SECURITIES AND EXCHANGE COMMISSION

				Washington, D.C.  20549

					FORM 8-K


				CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 31,
1999

SYQT, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19674 				94-2793941
(Commission File Number)	(IRS Employer Identification No.)

46939 Bayside Parkway, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (510) 226-
4000

Not Applicable
(Former name or former address, if changed since last report.)

		INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

Sale of Substantially All Assets

Registrant previously disclosed that on November 17, 1998, it filed a petition pursuant to Chapter 11 of the United States Bankruptcy Code. It also previously disclosed that on January 11, 1999, Registrant entered into an agreement with Iomega Corporation for the sale of substantially all of Registrant's assets to Iomega. On April 6, 1999, the sale of those assets closed, and on April 22, 1999, Registrant issued a press release announcing the closing of the sale. A copy of that press release is attached hereto as Exhibit 99.1. Pursuant to the sale, Registrant changed its name from SyQuest Technology, Inc., to SYQT, Inc.

Absence of Distribution to Shareholders/Bar Date for Filing
Claims

The proceeds from the sale of Registrant's assets were paid to
Registrant's secured lender, Greyrock Business Credit.   There
were no excess proceeds available from the sale to distribute to any other party. As a result of the remaining claims of Greyrock Business Credit, the claims of administration incurred during the pendancy of the bankruptcy, and the claims of unsecured creditors, it is not expected that there will be any assets available for distribution to Registrant's shareholders. A bar date of May 19, 1999, has been established as the deadline for parties to file proof of claims or interests.

Financial Information

Since the filing of its bankruptcy petition, Registrant has not filed its periodic reports required pursuant to the Securities and Exchange Act of 1934, as amended. However, in order to provide certain financial information, attached to this Report on Form 8-K as exhibit 27.1 and 27.2 is a copy of the monthly operating reports filed for the periods January 1-31, 1999, and February 1-28, 1999, in connection with Registrant's bankruptcy case.

Item 7.   Financial Statements and Exhibits

	c)   Exhibits

	 27.1	Registrant's Monthly Operating Report for the
month of January 1999.

	 27.2	Registrant's Monthly Operating Report for the
month of February 1999.

	  99.1	Press release announcing the sale of assets to
Iomega Corporation.

		Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYQUEST TECHNOLOGY, INC.
                                   (Registrant)

Date: April 22, 1999 		By	/s/ Jack Thorsen
							Jack Thorsen
							Executive Vice President

										Exhibit 27.1


			  UNITED STATES BANKRUPTCY COURT
			  NORTHERN DISTRICT OF CALIFORNIA

In re:  [CASE NAME]				Case No.  98-71198-T

SYQUEST TECHNOLOGY, INC.			CHAPTER 11
							MONTHLY OPERATING REPORT
							(GENERAL BUSINESS CASE)

				SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 1/31/99			FILING DATE: 2/19/99

1.	Debtor in possession (or trustee) hereby submits this
Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($000)


2. Asset Structure

a.	Current Assets (Market Value)

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			29,585		29,906


b.	Total Assets (Market Value)

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			37,493		37,814		36,899


c.	Current Liabilities

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			32,172		32,07

d.	Total Liabilities

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			86,229		86,133		85,026

3.	Statement of Cash Receipts & Disbursements for Month

a.	Total Receipts

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			142			553				695

b.	Total Disbursements

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			352			308				739


c.	Excess (Deficiency) of Receipts Over Disbursements (a - b)


			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			<210>		245				<44>


d.	Cash Balance Beginning of Month

			Current 		Prior
			Month	    	Month

			261			<16>


e.	Cash Balance End of Month (c + d)

			Current 		Prior
			Month	    	Month

			 51			261


4.	Profit (Loss) from the Statement of Operations

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			<447>		<244>			<853>


5.	Account Receivables (Pre and Post Petition)

		Current 		Prior		Cumulative
		Month	    	Month 	 	(Case to Date)

		11,077		11,130


6.	Post-Petition Liabilities

		Current 		Prior
		Month	     Month

		30			40


7.	Past-Due Post Petition Account Payables(over 30 days)

		Current 		Prior
		Month	    	Month

		0			 0


At the end of this reporting month:			Yes		No

8.	Have any payments been made to pre-petition 			 X
creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.	Have any payments been made to professionals?
(if yes, attach listing including date of payment,
amount of payment and name of payee)					 X


10.	If you answered yes to line 7, 8, or 9,
were all such payments approved by the court?

11.	Have any payments been made to officers,
insiders, shareholders, relatives?  (if yes,
attach listing including date of payment,
amount and reason for payment, and name of payee)		 	 X

12.	Is the estate insured for replacement cost of
assets and for general liability?					 X

13.	Are a plan and disclosure statement on file?			 X

14.	Was there any post-petition borrowing during 		 X
this reporting period?

15.	Check if paid: Post-petition taxes   	X

	U.S. Trustee Quarter Fees			X

	Check if filing is current for post-
	Petition tax reporting and tax returns

(Attach explanation, if post-petition taxes or U.S. Trustee
Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

	I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

Date:  February 19, 1999				/s/ Henry Lo
								Responsible Individual




				SYQUEST TECHNOLOGY, INC.
				   DEBTOR IN POSSESSION
			  STATEMENT OF OPERATIONS (IN 000's)
			FOR THE PERIOD 1/1/99 THROUGH 1/31/99


							ACTUAL
						 	 ($)

REVENUES:

	NET SALES					  89

	COST OF SALES				  58

							  31

OPERATING EXPENSES:

	PAYROLL					 209  (2)

	RENT						  55  (3)

	INTEREST					  96  (1)

	UTILITIES					  76  (5)

	OUTSIDE SERVICES-SECURITY	  12  (4)

OTHER						  30

TOTAL OPERATING EXPENSES			 478

NET LOSS BEFORE INCOME TAXES		(447)

	INCOME TAXES				   0

NET LOSS						(447)


(1)	Interest accrual for the period 1/1-1/31/99.
(2)	Payroll expense.
(3)	Rent expense for the period 1/1-1/31/99.
(4)	Outside services (security).
(5)	PG&E and Pacific Bell.


					SYQUEST TECHNOLOGY, INC.
					  DEBTOR IN POSSESSION
					BALANCE SHEET (IN 000's)
					    AS OF 1/31/99

						12/31/98			1/31/99
ASSETS

Current Assets:

	Cash					   261				   281

	A/R					11,130				11,077

	Inventories			16,988				16,930

	Prepaid & Deposits		 1,527				 1,527

TOTAL CURRENT ASSETS		29,906				29,585

	NET PROPERTY, PLANT
	  & EQUIPMENT			 5,081				 5,081

TOTAL FIXED ASSETS			 5,081				 5,081

OTHER LONG TERM ASSETS		 2,827				 2,827

	TOTAL ASSETS			37,814				37,493

LIABILITIES:

	Bank Borrowings-Greyrock/SVB 9,168				 9,2648

	Accounts Payable		 13,122				13,152

	Accrued Liabilities		  9,786				 9,786

	Other Liabilities 		 26,452				26,452

TOTAL LIABILITIES			58,528				58,654

	INTERCOMPANY PAYABLE	27,605				27,605

STOCKHOLDER'S EQUITY (Deficit)<48,319>				<48,766>

TOTAL LIABILITIES & STOCKHOLDERS'
	EQUITY (DEFICIT)		37,814				37,493

					MONTHLY TAX STATEMENT

Debtor:		SyQuest Technology, Inc.

Case No.:		98-71198-T

Month reported:	January 1999

					  1/14/99				  1/28/99
GROSS PAYROLL			59,858.77				70,376.91
  Federal Tax			15,462.44				16,956.15
  State Tax Withheld	 3,775.43				 4,548.99
  Employer Tax			 3,214.81				 3,998.81
  Remittance to IRS		18,677.25				20,954.96
  Date Remitted		  1/15/99				  1/29/99
  Remittance to EDD		 3,775.43				 4,548.99
  Date remitted		  1/15/99				  1/29/99

GROSS SALES
  Remittance to SBE
  Date Remitted

OTHER TAXES
  Remittance
  Date Remitted


	I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

DATE:  2/18/99					Signature:    /s/ Henry Lo
							Print Name:   Henry Lo

	To comply with the court's Order For Payment Of State And Federal Taxes and the U.S. Trustee Guidelines, attach the signed original of this statement to the Monthly Operating Report filed with court; attach a copy to the copy of the Monthly Operating Report served on the United States Trustee; and transmit a copy of this statement to the IRS and the EDD. This statement is due on or before the 20th day of the month following the month being reported.

										Exhibit 27.2

				UNITED STATES BANKRUPTCY COURT
				NORTHERN DISTRICT OF CALIFORNIA

In re:  [CASE NAME]				Case No.  98-71198-T

SYQUEST TECHNOLOGY, INC.			CHAPTER 11
							MONTHLY OPERATING REPORT
							(GENERAL BUSINESS CASE)

				SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 2/28/99		FILING DATE: 3/12/99

1.	Debtor in possession (or trustee) hereby submits this
Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($000)


2. Asset Structure

a.	Current Assets (Market Value)

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			29,514		29,585


b.	Total Assets (Market Value)

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			37,422		37,493		36,899


c.	Current Liabilities

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			33,095		32,17

d.	Total Liabilities

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			87,152		86,229		85,026


3.	Statement of Cash Receipts & Disbursements for Month

a.	Total Receipts

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			377			142				1,072


b.	Total Disbursements

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			364			352				1,103


c.	Excess (Deficiency) of Receipts Over Disbursements (a - b)

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			 13			<210>			<31>


d.	Cash Balance Beginning of Month

			Current 		Prior
			Month	    	Month

			 51			261



e.	Cash Balance End of Month (c + d)

			Current 		Prior
			Month	    	Month

			64			51


4.	Profit (Loss) from the Statement of Operations

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			<964>		<447>			<1,817>


5.	Account Receivables (Pre and Post Petition)

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			11,038		11,077


6.	Post-Petition Liabilities

			Current 		Prior
			Month	     Month

			480			 30


7.	Past-Due Post Petition Account Payables(over 30 days)

			Current 		Prior
			Month	    	Month

			  0			  0


At the end of this reporting month:			Yes		No

8.	Have any payments been made to pre-petition 			 X
creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.	Have any payments been made to professionals?
(if yes, attach listing including date of payment,
amount of payment and name of payee)					 X

10.	If you answered yes to line 7, 8, or 9,
were all such payments approved by the court?

11.	Have any payments been made to officers,
insiders, shareholders, relatives?  (if yes,
attach listing including date of payment,
amount and reason for payment, and name of payee)		 	 X

12.	Is the estate insured for replacement cost of
assets and for general liability?					 X

13.	Are a plan and disclosure statement on file?			 X

14.	Was there any post-petition borrowing during 		 X
this reporting period?

15.	Check if paid: Post-petition taxes   		X

	U.S. Trustee Quarter Fees				X

	Check if filing is current for post-
	Petition tax reporting and tax returns		X

(Attach explanation, if post-petition taxes or U.S. Trustee
Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

	I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


Date:3/12/99						/s/ Henry Lo
							Responsible Individual




					SYQUEST TECHNOLOGY, INC.
					   DEBTOR IN POSSESSION
				  STATEMENT OF OPERATIONS (IN 000's)
				FOR THE PERIOD 2/01/99 THROUGH 2/28/99

							      ACTUAL
								($)
REVENUES:
	NET SALES						 68
	COST OF SALES					 45
								 23		33.82%
OPERATING EXPENSES:
	PAYROLL						230  (2)
	RENT							 55  (3)
	INSURANCE						102  (6)
	INTEREST - SVB/GREYROCK			 79  (1)
	INTEREST - IOMEGA				  2
	UTILITIES						  9  (5)
	OUTSIDE SERVICES-SECURITY		  7  (4)
	LEGAL						480
	OTHER						 23  (7)

TOTAL OPERATING EXPENSES				987

NET LOSS BEFORE INCOME TAXES		    (964)
	INCOME TAXES					  0

NET LOSS						    (244)

(1)	Interest accrual for the period 1/1-1/31/99.
(2)	Payroll expense (including severance accrual of $60K).
(3)	Rent expense for the period 1/1/-1/31/99.
(4)	Outside services (security).
(5)	PG&E, Pacific Bell, and Website service provider.
(6)	Directors and Officers / Property and Casualty /
Healthplan.
(7)	Other:
	IOMEGA Loan Origination Fee		 2
	Bankruptcy Notification Fees		18
	Employee Expense Reports			 3


					SYQUEST TECHNOLOGY, INC.
					  DEBTOR IN POSSESSION
					BALANCE SHEET (IN 000's)
					   AS OF 12/31/98


								1/31/99		2/28/99
ASSETS
Current Assets:
	Cash							    51		    64
	A/R							11,077		11,038
	Inventories					16,930		16,885
	Prepaid & Deposits				 1,527		 1,527
TOTAL CURRENT ASSETS				29,585		29,514
	NET PROPERTY, PLANT & EQUIPMENT	 5,081		 5,081
TOTAL FIXED ASSETS					 5,081		 5,081
OTHER LONG TERM ASSETS				 2,827		 2,827
		TOTAL ASSETS				37,493		37,422

LIABILITIES:
	DIP Financing - IOMEGA Corporation				   274
	Bank Borrowings - Greyrock/SVB	 9,264		 9,413
	Accounts Payable				13,152		13,562
	Accrued Liabilities				 9,786		 9,846
	Other Liabilities				26,452		26,452
TOTAL LIABILITIES					58,654		59,547
	Intercompany Payable			27,605		27,605
Stockholder's Equity (Deficit)	     <48,766>	     <49,730>
TOTAL LIABILITIES & STOCKHOLDERS
   EQUITY (DEFICIT)					37,493		37,422





				Monthly Tax Statement


Debtor:			SyQuest Technology, Inc.

Case No.:			98-71198-T

Month reported:	February 1999


							2/12/99			2/26/99
GROSS PAYROLL					56,703.56			55,078.26
	Federal Tax				15,156.06			15,615.70
	State Tax Withheld			 3,533.55			 3,533.55
	Employer Tax				 4,206.54			 4,140.21
	Remittance to IRS			19,362.60			19,755.91
	Date Remitted				2/12/99			2/26/99
	Remittance to EDD			 3,533.55			 3,533.55
	Date remitted				2/12/99			2/12/99

GROSS SALES
	Remittance to SBE
	Date Remitted

OTHER TAXES
	Remittance
	Date Remitted


	I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

DATE:  3/12/99					Signature:	/s/ Henry Lo
							Print Name:	Henry Lo

___________________________
	To comply with the court's Order For Payment Of State And Federal Taxes and the U.S. Trustee Guidelines, attach the signed original of this statement to the Monthly Operating Report filed with court; attach a copy to the copy of the Monthly Operating Report served on the United States Trustee; and transmit a copy of this statement to the IRS and the EDD. This statement is due on or before the 20th day of the month following the month being reported.

									Exhibit 99.1
Contacts:

Jack Thorsen
(510) 226-4957

FOR IMMEDIATE RELEASE


		    SYQUEST TECHNOLOGY ANNOUNCES NAME CHANGE AND
		   THE SALE OF SELECT ASSETS TO IOMEGA CORPORATION

FREMONT, Calif., April 22, 1999 -- SyQuest Technology Inc. announced that the sale of substantially all its U.S. assets to Iomega Corporation for approximately $9.1 million has been completed. Included in the sale was all intellectual property, all U.S. fixed assets, and all U.S. inventory, raw materials and work in progress. The proceeds from the sale were used to pay SyQuest's secured lender, Greyrock Business Credit. As part of the sale, SyQuest has changed its name to SYQT, Inc.

	SYQT will retain all of its accounts receivable, will continue providing limited service and support (including warranty service), and offer limited sales of SyQuest branded products. Information regarding service, support, sales, repairs, warranty returns and product service operations can be found on SYQT's web site (http://www.SYQT.com). The Company anticipates adding additional customer service and technical support resources in the future.

	Notwithstanding the sale of assets and the collection of its accounts receivables, SYQT does not expect to have sufficient assets to satisfy the claims of all creditors. As a result, it appears that there will not be any distribution to SYQT's shareholders and that SYQT common stock therefore has no value. SYQT common stock had previously been delisted from the Nasdaq National Market on January 21, 1999.

						###

This news release contains forward-looking statements that involve risks and uncertainties, including competition in the marketplace for the company's products, and other risks detailed from time to time in the SEC reports filed by SYQT, fka SyQuest Technology, Inc. including its most recent reports on Forms 8K, 1OK and 10Q.

SyQuest is a registered trademark and the SyQuest logo is a trademark of Iomega Corporation. All other brands or trade names are the property of their respective companies. SYQT is not an agent or otherwise an affiliate of Iomega Corporation.